                                                                 EXHIBIT 10.14.2

                                 AUDIBLE, INC.

                               AMENDMENT NO. 2 TO

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------

         THIS AMENDMENT NO. 2 (the "Amendment") dated as of June 17, 1999, to the Amended and Restated Registration Rights Agreement dated February 26, 1998, as amended (the "Agreement"), by and among Audible, Inc., a Delaware corporation (the "Company"), and the holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock listed on the signature pages thereto (such holders, the "Series A Holders", the "Series B Holders", the "Series C Holders" and the "Series D Holders", respectively), is hereby entered into by the Company, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders and Robin Williams (the "Artist"). The undersigned Series A Holders, Series B Holders, Series C Holders and Series D Holders constitute the holders of at least a majority of the Registrable Securities, as such term is defined in the Agreement.

         WHEREAS, the Company is issuing to the Artist warrants to purchase an aggregate of 900,000 shares of the Company's Common Stock (the "Warrant Shares"), under the terms and conditions set forth in the Common Stock Purchase Warrants, issued as of the date hereof (the "Warrants"); and

         WHEREAS, the Company, the Series A Holders, the Series B Holders, the Series C Holders and the Series D Holders desire that the Artist be granted Piggy-Back Registration rights, as such term is defined in the Agreement, with respect to the Warrant Shares.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1.1 of the Agreement shall be amended by adding the following new term:

         "Warrant Shares" shall mean shares of Common Stock issued or issuable upon exercise of the Warrants, held by the Artist, but only to the extent currently exercised or exercisable.

         2. Section 1.1 of the Agreement shall be amended by amending the term "Registrable Securities" to read as follows:

         "Registrable Securities" shall mean the Series A Registrable Shares, the Series B Registrable Shares, the Series C and Warrant Registrable Shares, the Series D Registrable Shares and the Warrant Shares, without distinction, except as the context otherwise requires.

         3. The Artist shall be a "Holder", as such term is defined in the Agreement.

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         4.   Wherever the Agreement is itself referred to in the Agreement, or wherever there are references in the Agreement to "hereunder', "hereof', "herein", or words of like import, they shall mean the Agreement, as amended hereby.

         5. The Artist agrees to be bound by all the terms and conditions of, and is hereby granted all of the rights of a Holder under, the Agreement as though the Artist had been an original party to the Agreement, and by executing this Amendment, the Artist becomes a party thereto and is bound thereby.

         6. All notices, pursuant to Section 6.9 of the Agreement, addressed to the Artist at such address as he may provide to the Company.

         7. The Company anticipates that the New Shares will be issued at one or more closings and the parties hereto acknowledge and agree that additional investors who purchase New Shares on any such subsequent closing will be required, by executing counterparts of this Amendment, to become Investors for all purposes of this Amendment and the Agreement.

         8. This Amendment shall in all respects be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to the conflict of law principles thereof.

         9. Any party's failure to enforce any provision or provisions of this Amendment shall not in any way be construed as a waiver of any such provision or provisions, nor shall such failure to enforce prevent that party thereafter from enforcing each and every other provision of this Amendment. The rights granted to the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.

         10. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         11. Each Investor agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Amendment or the Agreement.

         12. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

AUDIBLE, INC.


By: /s/ Andrew Huffman
   _________________________
   Andrew Huffman, President


                                ARTIST

                                /s/ Robin Williams
                                _________________________
                                Robin Williams

                                INVESTORS

                                VENTURE FUND I, L.P.



                                By: /s/ Bradford Burnham
                                   _______________________
                                   Name:
                                   Title:
                                   295 North Maple Avenue
                                   Basking Ridge, NJ  07920

                                AT&T VENTURE FUND II, L.P.

                                By: /s/ Bradford Burnham
                                   _______________________
                                   Name:
                                   Title:
                                   295 North Maple Avenue
                                   Basking Ridge, NJ  07920

                                MICROSOFT CORPORATION

                                By: /s/ Gregory B. Mattei
                                    __________________________________

                                Name:  Gregory B. Mattei
                                    __________________________________

                                Title: Vice President of Finance, Chief
                                      ________________________________
                                        Financial Officer
                                      _________________________________

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                                CSK VENTURE CAPITAL CO., LTD. AS INVESTMENT
                                MANAGER FOR CSK-1(A) INVESTMENT FUND

                                By:
                                    _________________________________

                                Name:
                                      _______________________________

                                Title:
                                       ________________________________


                                CSK VENTURE CAPITAL CO., LTD. AS INVESTMENT
                                MANAGER FOR CSK-1(B) INVESTMENT FUND

                                By:
                                    _________________________________

                                Name:
                                      _______________________________

                                Title:
                                       ________________________________


                                CSK VENTURE CAPITAL CO., LTD. AS INVESTMENT
                                MANAGER FOR CSK-2 INVESTMENT FUND

                                By:
                                    _________________________________

                                Name:
                                      _______________________________

                                Title:
                                       ________________________________

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                                APA EXCELSIOR IV, L.P.

                                By: APA EXCELSIOR IV PARTNERS, L.P.
                                    Its General Partner

                                By: PATRICOF & CO. MANAGERS INC.,
                                    its General Partner

                                By: /s/ Thomas Hirschfeld
                                   _________________________
                                   Name:
                                   Title:
                                   445 Park Avenue, 11th Fl.
                                   New York, New York  10022

                                APA EXCELSIOR IV/OFFSHORE, L.P.

                                By: PATRICOF & CO. VENTURES, INC.,
                                    its Investment Advisor

                                By: /s/ Thomas Hirschfeld
                                   _________________________
                                   Name:
                                   Title:
                                   445 Park Avenue, 11th Fl.
                                   New York, New York  10022

                                PATRICOF PRIVATE INVESTMENT CLUB, L.P.

                                By:  APA EXCELSIOR IV PARTNERS, L.P.,
                                     its General Partner

                                By:  PATRICOF & CO. MANAGERS, INC.,
                                     its General Partner

                                By: /s/ Thomas Hirschfeld
                                   _________________________
                                   Name:
                                   Title:
                                   445 Park Avenue, 11th Fl.
                                   New York, New York  10022

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                                KLEINER PERKINS CAUFIELD & BYERS VIII

                                By: PCB VIII ASSOCIATES,
                                    its General Partner

                                By: /s/ Kevin Compton
                                   _____________________
                                   Name:
                                   Title:
                                   2750 Sand Hill Road
                                   Menlo Park, CA  94025

                                KPCB INFORMATION SCIENCES ZAIBATSU FUND II

                                By: KPCB VII ASSOCIATES,
                                    its General Partner

                                By: /s/ Kevin Compton
                                   ______________________
                                   Name:
                                   Title:
                                   2750 Sand Hill Road
                                   Menlo Park, CA  94025

                                KPCB VIII FOUNDERS FUND

                                By:  KPCB VIII Associates
                                Its: General Partner

                                By: /s/ Kevin Compton
                                   ______________________
                                   Name:
                                   Title:
                                   2750 Sand Hill Road
                                   Menlo Park, CA  94025

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                                IRONWOOD CAPITAL L.L.C.

                                By: /s/ Tim Mott
                                   _______________________
                                   Name:
                                   Title:
                                   2241 Lundy Avenue
                                   San Jose, CA  95131

                                /s/ Bingham Gordon
                                ___________________________
                                Bingham Gordon
                                Address: __________________

                                ___________________________


                                /s/ Winthrop Knowlton
                                ___________________________
                                Winthrop Knowlton
                                Address:___________________

                                ___________________________

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